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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 22, 2004


                                 NAVISITE, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                000-27597                  52-2137343
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


                               400 MINUTEMAN ROAD
                          ANDOVER, MASSACHUSETTS 01810
               (Address of principal executive offices)(Zip code)
                                 (978) 682-8300
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

     On November 22, 2004, Mr. Gabriel Ruhan, NaviSite's Chief Operating Officer and a member of NaviSite's Board of Directors, announced that he is resigning as NaviSite's Chief Operating Officer, effective December 31, 2004. Mr. Ruhan is not resigning as a member of NaviSite's Board of Directors, and will stand for re-election to the Board of Directors at NaviSite's Annual Meeting of Stockholders on December 9, 2004. Mr. Ruhan plans to return to the United Kingdom, where he expects to serve as an employee of a NaviSite subsidiary.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 29, 2004                     NAVISITE, INC.


                                            /s/  John J. Gavin, Jr.
                                            ------------------------------------
                                            John J. Gavin, Jr.
                                            Chief Financial Officer